Risk Management	12 Months Ended
Dec. 31, 2021
Disclosure of financial risk management [text block] [Abstract]
RISK MANAGEMENT

NOTE 38

RISK MANAGEMENT

Introduction and general description

The Bank, due to its activities with financial instruments is exposed to several types of risks. The main risks related to financial instruments that apply to the Bank are as follows:

-	Market risk: rises from holding financial instruments whose value may be affected by fluctuations in market conditions, generally including the following types of risk:

●	Foreign exchange risk: this arises as a consequence of exchange rate fluctuations among currencies.
●	Interest rate risk: this arises as a consequence of fluctuations in market interest rates.
●	Price risk: this arises as a consequence of changes in market prices, either due to factors specific to the instrument itself or due to factors that affect all the instruments negotiated in the market.
●	Inflation risk: this arises as a consequence of changes in Chile’s inflation rate, whose effect would be mainly applicable to financial instruments denominated in UFs.

-	Credit risk: this is the risk that one of the parties to a financial instrument fails to meet its contractual obligations for reasons of insolvency or inability of the individuals or legal entities in question to continue as a going concern, causing a financial loss to the other party.

-	Liquidity risk: is the possibility that an entity may be unable to meet its payment commitments, or that in order to meet them, it may have to raise funds with onerous terms or risk damage to its image and reputation.

-	Operational risk: the risk of loss due to inadequate or failed internal processes, people or systems or external events, and have legal, regulatory and reputational effect.

-	Capital risk: this is the risk that the Bank may have an insufficient amount and/or quality of capital to meet the minimum regulatory requirement to operate as a bank, respond to market expectations regarding its creditworthiness, and support its business growth and any strategic possibilities that might arise, in accordance with its strategic plan.

This note includes information on the Bank’s exposure to these risks and on its objectives, policies, and processes involved in their measurement and management.

Risk management structure

The Board is responsible for the establishment and monitoring of the Bank’s risk management structure, for which purpose it has an on-line corporate governance system which incorporates international recommendations and trends, adapted to Chilean regulatory conditions and given it the ability to apply the most advanced practices in the markets in which the Bank operates.

The effectiveness with which we are able to manage the balance between risk and reward is a significant factor in our ability to generate long term, stable earnings growth. Toward that end, our Board and senior management places great emphasis on risk management.

A. Integral Risk Committee

The Integral Risk Committee of the Board is responsible for reviewing and monitoring all risks that may affect us, allowing for an integral risk management. This committee serves as the governing body through which the Board supervises risk in general. It also evaluates the reasonability of the systems for measurement and control of risks.

●	Credit risk
●	Market risk
●	Operational risk
●	Cybersecurity
●	Solvency risk (BIS)
●	Legal risks
●	Compliance risks
●	Reputational risks

This Committee includes six Board members. This committee also includes the CEO, the Director of Risk and other senior level executives from the risk and commercial side of our business.

B. Audit Committee

The Audit Committee (Comité de Directores y Auditoría) is comprised of three members of the Board of Directors. The Chief Executive Officer, General Counsel, General Auditor and other persons from the Bank can be invited to the meetings if necessary and are present on specific matters. This Committee’s primary responsibility is to support the Board of Directors in the continuous improvement of our system of internal controls, which includes reviewing the work of both the external auditors and the Internal Audit Department. The committee is also responsible for analyzing observations made by regulatory entities of the Chilean financial system about us and for recommending measures to be taken by our management in response. The external auditors are recommended by this committee to our Board of Directors and appointed by our shareholders at the annual shareholders’ meeting.

C. Asset and Liability Committee

The ALCO includes the Vice-President of the Board and three additional members of the Board, the Chief Executive Officer, the Chief Financial Officer, the Corporate Financial Controller, the Manager of the Financial Management Division, the Manager of Market Risk, the Manager of the Treasury Division, and other senior members of management. The ALCO meets monthly. All limits reviewed by the ALCO are measured and prepared by the Market Risk Department. The non-Board members of the ALCO meet weekly to review liquidity, funding, capital and market risk related matters.

The main functions of the ALCO are:

●	Making the most important decisions, approving the risk appetite and limits regarding our exposure to inflation, interest rate risk, funding, capital and liquidity levels.
●	Review of the evolution of the most relevant local and international markets and monetary policies.

D. Market Committee

The Market Committee includes the Chairman of the Board, the Vice Chairman of the Board, two additional members of the Board, the Chief Executive Officer, the Director of Corporate Investment Banking, the Chief Financial Officer, the Manager of the Treasury Division, the Manager of the Financial Management Division, the Manager of Market Risk, the Financial Controller and other senior members of management.

The Market Committee is responsible for:

●	Establishing a strategy for the Bank’s trading investment portfolio.
●	Establishing the Bank’s policies, procedures and limits with respect to its trading portfolio. The Bank’s Market Risk Department measures all risks and limits and reports these to the Market Committee.
●	Reviewing the net foreign exchange exposure and limit.
●	Reviewing the results of the Bank’s client treasury business.
●	Reviewing the evolution of the most relevant local and international markets and monetary policies.

E. Risk Department

All issues regarding risk in the Bank are the responsibility of the Bank’s Risk Department. The Risk Department reports to the CEO but has full independence, and no risk decisions can be made without its approval.

Market risk

Market risk arises as a consequence of the market activity, by means of financial instruments whose value can be affected by market variations, reflected in different assets and financial risk factors. The risk can be diminished by means of hedging through other products (assets/liabilities or derivative instruments) or terminating the open transaction/position. The objective of market risk management is to manage and control market risk exposure within acceptable parameters.

There are four major risk factors that affect the market prices: type of interest, type of exchange, price, and inflation. In addition and for certain positions, it is necessary to consider other risks as well, such as spread risk, base risk, commodity risk, volatility or correlation risk.

Market risk management

The Bank’s internal management measures market risk based mainly on the procedures and standards of Banco Santander Spain, which are in turn based on an analysis of three principal components:

-	trading portfolio
-	local financial management portfolio
-	foreign financial management portfolio

The trading portfolio is comprised chiefly of investments valued at fair market value and free of any restriction on their immediate sale, which are often bought and sold by the Bank with the intention of selling them in the short term to benefit from short–term price fluctuations. The trading portfolio also includes the Bank’s exposure to foreign currency. The financial management portfolios include all the financial investments not considered to be part of trading portfolio.

The main decisions that relate to market risk for the Bank and the limits regarding market risk are made in the Asset and Liability Committee and the Market Committee. The measurement and oversight of market risks is performed by the Market Risk Department. The Bank’s governance rules have established the existence of two high-level committees that, among other things, function to monitor and control market risks: the Asset and Liability Committee and the Market Committee.

The Market Risk department’s functions in connection with trading portfolio include the following:

i.	applies the “Value at Risk” (VaR) techniques to measure interest rate risk,
ii.	adjust the trading portfolios to market and measure the daily income and loss from commercial activities,
iii.	compare the real VaR with the established limits,
iv.	establish procedures to prevent losses in excess of predetermined limits, and
v.	furnishes information on the trading activities to the ALCO, other members of the Bank’s management, and the Global Risk Department of Banco Santander Spain.

The Market Risk department’s functions in connection with financial management portfolios include the following:

i.	performs sensitivity simulations (as explained below) to measure interest rate risk for activities denominated in local currency and the potential losses forecasted by these simulations.
ii.	provide daily reports thereon to the ALCO, other members of the Bank’s management, and the Global Risk Department of Banco Santander Spain.

Market risk – management of trading portfolio

The Bank applies VaR methodologies to measure the market risk of its trading portfolio. The Bank has a consolidated commercial position comprised of fixed–income investments and foreign currency trading. This portfolio is comprised mostly of Central Bank of Chile bonds, mortgage bonds, locally issued, low–risk corporate bonds and foreign currencies, mainly U.S. dollars. At the end of each year, the trading portfolio included no stock portfolio investments.

For the Bank, the VaR estimate is made under the historical simulation methodology, which consists of observing the behavior of the profits and losses that would have occurred in the current portfolio if the market conditions for a given historical period had been in force, in order to infer the maximum loss on the basis of that information, with a given degree of confidence. The methodology has the advantage of precisely reflecting the historical distribution of the market variables and not requiring any assumptions regarding the distribution of specific probabilities. All the VaR measures are intended to determine the distribution function for a change in the value of a given portfolio, and once that distribution is known, to calculate the percentile related to the necessary degree of confidence, which will be equal to the value at risk by virtue of those parameters. As calculated by the Bank, the VaR is an estimate of the maximum expected loss of market value for a given portfolio over a 1–day horizon, with a 99.00% confidence level. It is the maximum 1–day loss that the Bank could expect to experience in a given portfolio, with a 99.00% confidence level. In other words, it is the loss that the Bank would expect to experience only 1.0% of the time. The VaR provides a single estimate of market risk which is not comparable from one market risk to another. Returns are calculated through the use of a 2–year time window or at least 520 data points obtained since the last reference date for calculation of the VaR going backward in time.

We do not calculate three separate VaRs. We calculate a single VaR for the entire trading portfolio, which in addition is segregated by risk type. The VaR software performs a historical simulation and calculates a Profit and Loss Statement (P&L) for 520 data points (days) for each risk factor (fixed income, foreign currency and variable income.) The P&L of each risk factor is added together and a consolidated VaR is calculated with 520 points or days of data. At the same time a VaR is calculated for each risk factor based on the individual P&L calculated for each individual risk factor. Furthermore, a weighted VaR is calculated in the manner described above, but which gives a greater weighting to the 30 most recent data points. The larger of the two VaRs is the one that is reported. In 2021, 2020 and 2019, we used the same VaR model and there has been no change in methodology or assumptions for subsequent periods.

The Bank uses the VaR estimates to provide a warning when the statistically estimated incurred losses in its trading portfolio would exceed prudent levels, and hence, there are certain predetermined limits.

Limitations of the VaR model

When applying a calculation methodology, no assumptions are made regarding the probability distribution of the changes in the risk factors; the historically observed changes are used for the risk factors on which each position in the portfolio will be valued.

It is necessary to define a valuation function fj(xi) for each instrument, preferably the same one used to calculate the market value and income of the daily position, This valuation function will be applied in each scenario to generate simulated prices for all the instruments in each scenario.

In addition, the VaR methodology should be interpreted taking into consideration the following limitations:

-	Changes in market rates and prices may not be independent and identically distributed random variables and may not have a normal distribution. In particular, the assumption of normal distribution may underestimate the probability of extreme market movements;
-	The historical data used by the Bank may not provide the best estimate of the joint distribution of changes in the risk factors in the future, and any modification of the data may be inadequate. In particular, the use of historical data may fail to capture the risk of potential extreme and adverse market fluctuations, regardless of the time period used;

-	A 1-day time horizon may not fully capture the market risk positions which cannot be liquidated or covered in a single day, It would not be possible to liquidate or cover all the positions in a single day;
-	The VaR is calculated at the close of business, but trading positions may change substantially in the course of the trading day;
-	The use of a 99% level of confidence does not take account of, or make any statement about, the losses that could occur outside of that degree of confidence; and
-	A model such as the VaR does not capture all the complex effects of the risk factors over the value of the positions or portfolios, and accordingly, it could underestimate potential losses,

We perform back-testing daily and generally find that trading losses exceed our VaR estimate approximately one out of every 100 trading days. At the same time, we set a limit to the maximum VaR that we are willing to accept over our trading portfolio. In both 2021and 2020, the Bank has remained within the maximum limit established for the VaR, even in those circumstances in which actual VaR exceed the estimated VaR.

High, low and average levels for each component for 2021 and 2020 were as follows:

VaR	2021 USDMM	2020 USDMM
Consolidated:
High	3.43	12.82
Low	1.11	1.94
Average	1.96	4.45
Fixed-income investments:
High	2.86	11.96
Low	1.12	1.50
Average	1.86	3.19
Variable-income investments
High	0.29	0.01
Low	-	-
Average	0.19	-
Foreign currency investments
High	2.33	6.47
Low	0.09	0.71
Average	0.77	2.85

Market risk - local and foreign financial management

The Bank’s financial management portfolio includes most of the Bank’s non-trading assets and liabilities, including the credit/loan portfolio. For these portfolios, investment and financing decisions are strongly influenced by the Bank’s commercial strategies.

The Bank uses a sensitivity analysis to measure the market risk of local and foreign currencies (not included in the trading portfolio). The Bank performs a simulation of scenarios, which will be calculated as the difference between the present value of the flows in the chosen scenario (a curve with a parallel movement of 100 bps in all its segments) and their value in the base scenario (current market). All the inflation–indexed local currency (UF) positions are adjusted by a sensitivity factor of 0.57, which represents a 57-basis point change in the rate curve for the real rates and a 100 basis point change for the nominal rates. The same scenario is performed for the net foreign currency positions and the interest rates in U.S. dollars. The Bank has also established limits in regard to the maximum loss which these interest rate movements could impose on the capital and net financial income budgeted for the year.

To establish the consolidated limit, we add the foreign currency limit to the domestic currency limit and multiple by 2 the sum of the multiplication of them together both for net financial loss limit as well as for the capital and reserves loss limit, using the following formula:

Consolidated limit = square root of a2 + b2 + 2ab

a: domestic currency limit

b: foreign currency limit

Since we assume the correlation is 0; 2ab = 0, 2ab = 0

Limitations of the sensitivity models

The most important assumption is using an exchange rate of 100 bp based on yield curve (57 bp for real rates). The Bank uses a 100 bp exchange since sudden changes of this magnitude are considered realistic. Santander Spain Global Risk Department has also established comparable limits by country, to be able to compare, monitor and consolidate market risk by country in a realistic and orderly way. In addition, the sensitivity simulation methodology should be interpreted taking into consideration the following limitations:

-	The simulation of scenarios assumes that the volumes remain consistent in the Bank’s Consolidated Statements of Financial Position and are always renewed at maturity, thereby omitting the fact that certain credit risk and prepayment considerations may affect the maturity of certain positions.
-	This model assumes an identical change along the entire length of the yield curve and does not take into account the different movements for different maturities.
-	The model does not take into account the sensitivity of volumes which results from interest rate changes.
-	The limits to losses of budgeted financial income are calculated based on the financial income foreseen for the year, which may not be actually earned, meaning that the real percentage of financial income at risk may be higher than the expected one.

Market risk – Financial management portfolio – December 31, 2021 and 2020

	2021		2020
	Effect on financial income	Effect on capital	Effect on financial income	Effect on capital

Financial management portfolio – local currency (MCh$)
Loss limit	32,865	84,864	100,000	329,275
High	31,233	80,097	66,504	302,263
Low	13,694	41,653	26,492	214,596
Average	24,018	62,916	45,380	255,070
Financial management portfolio – foreign currency (Th$US)
Loss limit	36,619	34,991	32	53
High	8,545	32,205	19	47
Low	698	1,055	2	12
Average	3,733	17,615	5	33
Financial management portfolio – consolidated (in MCh$)
Loss limit	32,865	84,864	100,000	329,275
High	25,709	78,259	67,584	286,436
Low	12,854	56,857	25,111	210,706
Average	21,041	69,577	46,044	246,292

IBOR – reform

In March 5, 2021, the Financial Conduct Authority (FCA) announced the cessation or loss of representativeness of the LIBOR benchmarks, published by ICE Benchmark Administration (IBA), as follows:

-	Publication of euro LIBOR, Swiss franc LIBOR, Japanese yen LIBOR, sterling LIBOR, and US dollar LIBOR (1-week and 2-month) will cease immediately after 31 December 2021.
-	Publication of the overnight and 12-month US dollar LIBOR will cease immediately after 30 June 2023.
-	Changing methodology calculation to obtain synthetic LIBOR for sterling LIBOR and Japanese yen LIBOR for a further period after end-2021.

In October 2020, the ISDA launched the IBOR Fallbacks Supplement and IBOR Fallbacks Protocol. The fallbacks for a particular currency apply following a permanent cessation of the IBOR/LIBOR in that currency. In each case, the fallbacks will be adjusted versions of the risk-free rates identified in each currency. The fallbacks coming into effect on January 25, 2021. Additionally, on August 19, 2021, the ISDA has published ISDA 2021 EONIA Collateral Agreement Fallbacks offering an efficient way to amend the terms of certain ISDA collateral agreements incorporating a fallback upon the cessation of EONIA.

The main risks to which Banco Santander is exposed are: (i) legal risks derived from potential changes in required documentation for new or existing operations; (ii) financial and accounting risks from market risk models (valuation, hedge, offset and recognition); (iii) business risk, revenue from products linked to the LIBOR decline; (iv) derivatives price risk, how changes could impact the mechanisms of price determination for certain instruments; (v) operational risk, to adapt computer systems, reporting systems or operational processes; (vi) reputational risk derived from relationship with clients during transition period and; (vii) litigation risk from product and services offered by the Bank, which could have negative impact on our profitability.

The Bank has been working since 2019 in a “transition program” to manage the identified risks and address the challenges arise in the transition period. Following the road map established, the Bank identified impacted clients and areas, the risks to which the Bank is exposed, determined working teams and involved senior management in a strong governance plan and, additionally establishing action’s plans for each impacted risk and impacted areas, which we expect will allow us to face the challenges related to RFR elimation.

In this process, CIR (Integral Rick Committee) has been closely monitoring, because is the primarily responsible for monitoring compliance with the Bank’s risk management policies and procedures and reviewing the adequacy of the risk management framework.

During 2021, the IBOR Transition Program has focused on performing contractual, commercial, operational, and technology required changes. In 2022, the program will continue to address the next step of the transition related to management of the contract history and cessation of the US dollar LIBOR on June 2023.

At December 31, 2021 and 2020, the exposures of financial assets and liabilities impacted by the IBOR reform is presented below:

As of December 31, 2021
Loans and advances	Deposits	Debt instruments	Financial derivative contracts (Assets)	Financial derivative contracts (Liabilities)
MCh$	MCh$	MCh$	MCh$	MCh$
362,331	582,979	200,301	614,035	483,789

As of December 31, 2020
Loans and advances	Deposits	Debt instruments	Financial derivative contracts (Assets)	Financial derivative contracts (Liabilities)
MCh$	MCh$	MCh$	MCh$	MCh$
609,243	-	38,819	1,672,422	1,623,725

Credit risk

Credit risk is the risk that one of the parties to a financial instrument fails to meet its contractual obligations for reasons of insolvency or inability of the individuals or legal entities in question to continue as a going concern, causing a financial loss to the other party. The Bank consolidates all elements and components of credit risk exposure to manage credit risk (i.e., individual delinquency risk, inherent risk of a business line or segment, and/or geographical risk).

Credit Risk Governance

The Risk Division, our credit analysis and risk management group, is largely independent of our business areas, Risk evaluation teams interact regularly with our clients. For larger transactions, risk teams in our headquarters work directly with clients when evaluating credit risks and preparing credit applications. Various credit approval committees, all of which include Risk Division and Commercial Division personnel, must verify that the appropriate qualitative and quantitative parameters are met by each applicant. Each committee’s powers are defined by our Board of Directors.

The Bank’s governance rules have established the existence of the Integral Risk Committee. This committee is responsible for revising and following all risks that may affect us, including reputational risk, allowing for an integral risk management.

This committee serves as the governing body through which the Board supervises all risk functions. It also evaluates the reasonability of the systems for measurement and control of risks. This Committee includes the Vice Chairman of the Board and five Board members.

The Board has delegated the duty of credit risk management to the Integral Risk Committee, as well as to the Bank’s risk departments, whose roles are summarized below:

●	Formulate credit policies by consulting with the business units, meeting requirements of guarantees, credit evaluation, risk rating and submitting reports, documentation and legal procedures in compliance with the regulatory, legal and internal requirements of the Bank.

●	Establish the structure to approve and renew credit requests. The Bank structures credit risks by assigning limits to the concentration of credit risk in terms of individual debtor, debtor group, industry segment and country. Approval levels are assigned to the corresponding officials of the business unit (commercial, consumer, SMEs) to be exercised by that level of management. In addition, those limits are continually revised. Teams in charge of risk evaluation at the branch level interact on a regular basis with customers; however, for larger credit requests, the risk team from the head office and the Executive Risk Committee works directly with customers to assess credit risks and prepare risk requests.

●	Limit concentrations of exposure to customers or counterparties in geographic areas or industries (for accounts receivable or loans), and by issuer, credit rating and liquidity.

●	Develop and maintain the Bank’s credit risk classifications for the purpose of classifying risks according to the degree of exposure to financial loss that is exhibited by the respective financial instruments, with the aim of focusing risk management specifically on the associated risks.

●	Revise and evaluate credit risk. Management’s risk divisions are largely independent of the Bank’s commercial division and evaluate all credit risks in excess of the specified limits prior to loan approvals for customers or prior to the acquisition of specific investments. Credit renewal and reviews are subject to similar processes.

The following diagram illustrates the governance of our credit risk division including the committees with approval power:

Credit Approval: Loans approved on an individual basis

In preparing a credit proposal for a corporate client whose loans are approved on an individual basis, Santander-Chile’s personnel verifies such parameters as debt servicing capacity (typically including projected cash flows), the company’s financial history and projections for the economic sector in which it operates. The Risk Division is closely involved in this process and prepares the credit application for the client. All proposals contain an analysis of the client, a rating and a recommendation. Credit limits are determined not on the basis of outstanding balances of individual clients, but on the direct and indirect credit risk of entire financial groups. For example, a corporation will be evaluated together with its subsidiaries and affiliates.

Credit Approval: Loans approved on a group basis

The majority of loans to individuals and small and mid-sized companies are approved by the Standardized Risk Area through an automated credit scoring system. This system is decentralized, automated and based on multiple parameters, including demographic and information regarding credit behavior from external sources and the FMC.

Impairment assessment

In accordance with the requirements of IFRS 9 the Bank has developed a new credit risk model, applicable from January 1, 2018.

a.	Definition of default and cure

The Bank considers a financial instrument defaulted and therefore Stage 3 for ECL calculations in all cases when the borrower becomes 90 days past due on its contractual payments.

As a part of a qualitative assessment of whether a customer is in default, the Bank also considers a variety of instances that may indicate unlikeliness to pay. Such events include:

●	Internal rating of the borrower indicating default or near default
●	The borrower requesting emergency funding from the Bank
●	The borrower having past due liabilities to public creditors or employees
●	The borrower is deceased
●	A material decreases in the underlying collateral value where the recovery of the loan is expected from the sale of the collateral
●	A material decreases in the borrower’s turnover or the loss of a major customer
●	A covenant breach not waived by the Bank
●	The debtor (or any legal entity within the debtor’s group) filing for bankruptcy application/protection
●	Debtor’s listed debt or equity suspended at the primary exchange because of rumors or facts about financial difficulties

b.	Internal rating and PD estimation

The Bank’s Credit Risk Department operates its internal rating models. The models incorporate both qualitative and quantitative information and, in addition to information specific to the borrower utilize supplemental external information that could affect the borrower’s behavior. The internal credit grades are assigned based on the internal scoring policy, PDs are then adjusted for IFRS 9 ECL calculations to incorporate forward looking information and the IFRS 9 Stage classification of the exposure.

The following table shows quality assets and its related provision, based on our internal scoring policy as of December 31, 2021 and 2020:

December 31, 2021
	Corporate
Commercial	Stage 1	Stage 2	Stage 3	Total	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
Portfolio	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%
A1	41,025	-	-	41,025	0.11%	-	-	-	-	0.00%
A2	751,943	9	-	751,952	2.06%	1,351	-	-	1,333	0.13%
A3	2,510,562	6,168	68	2,605,894	7.13%	4,478	80	23	4,733	0.45%
A4	2,728,117	9,009	-	2,753,735	7.54%	7,374	144	-	7,477	0.71%
A5	2,599,685	41,052	-	2,535,032	6.94%	12,310	2,335	-	14,214	1.35%
A6	1,746,362	169,482	841	1,916,685	5.25%	24,539	13,580	332	38,789	3.69%
B1	-	754,993	112	755,105	2.07%	-	45,287	37	45,324	4.31%
B2	-	238,705	-	238,705	0.65%	-	21,300	-	21,300	2.03%
B3	-	80,130	3	80,133	0.22%	-	8,117	1	8,118	0.77%
B4	-	55,213	33,316	88,529	0.24%	-	4,967	9,293	14,260	1.36%
C1	-	30,929	146,315	177,244	0.49%	-	3,539	43,150	46,689	4.44%
C2	-	9,033	93,013	102,046	0.28%	-	737	24,306	25,043	2.38%
C3	-	9,603	40,879	50,482	0.14%	-	702	12,411	13,113	1.25%
C4	-	1,243	64,771	66,014	0.18%	-	133	27,009	27,142	2.58%
C5	-	3,411	98,979	102,390	0.28%	-	230	57,446	57,676	5.49%
C6	-	2,388	72,940	75,328	0.21%	-	183	48,508	48,691	4.63%
Subtotal	10,377,694	1,411,368	551,237	12,340,299	33.78%	50,052	101,334	222,516	373,902	35.56%

	Overall monitoring
	Stage 1	Stage 2	Stage 3	Total	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%
Other Commercial	4,716,168	233,158	364,016	5,313,342	14.55%	38.597	14.655	176.211	229.463	21,82%
Mortgage	12,966,599	367,838	541,737	13,876,174	37.99%	25.385	12.728	105.545	143.658	13,66%
Consumer	4,603,595	178,513	217,139	4,999,247	13.69%	125.939	38.197	140.275	304.411	28,95%
Subtotal	22,286,362	779,509	1,122,892	24,188,763	66.22%	189.921	65.580	422.031	677.532	64,44%
Total	32,664,056	2,190,877	1,674,129	36,529,062	100.00%	239.973	166.914	644.547	1.051.434	100,00%

December 31, 2020
	Corporate
Commercial	Stage 1	Stage 2	Stage 3	Total	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
Portfolio	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%
A1	45,862	-	-	45,862	0.13%	3	-	-	3	0.00%
A2	1,095,506	3,265	-	1,098,771	3.20%	900	54	-	954	0.09%
A3	1,863,480	19,658	-	1,883,138	5.48%	3,318	339	-	3,657	0.35%
A4	2,632,793	42,529	-	2,675,322	7.79%	7,329	606	-	7,935	0.77%
A5	2,538,748	164,341	232	2,703,321	7.87%	11,498	4,618	78	16,194	1.56%
A6	1,588,410	289,460	53	1,877,923	5.47%	16,541	14,010	53	30,604	2.95%
B1	-	715,348	-	715,348	2.08%	-	25,679	-	25,679	2.48%
B2	-	161,239	233	161,472	0.47%	-	9,566	138	9,704	0.94%
B3	-	65,684	695	66,379	0.19%	-	3,764	434	4,198	0.40%
B4	-	73,248	49,430	122,678	0.36%	-	3,008	21,014	24,022	2.32%
C1	-	29,863	138,171	168,034	0.49%	-	2,201	48,365	50,566	4.88%
C2	-	12,282	69,491	81,773	0.24%	-	926	27,021	27,947	2.70%
C3	-	1,550	55,378	56,928	0.17%	-	86	15,603	15,689	1.51%
C4	-	2,227	48,177	50,404	0.15%	-	143	21,038	21,181	2.04%
C5	-	3,981	36,822	40,803	0.12%	-	267	20,397	20,664	1.99%
C6	-	5,040	131,384	136,424	0.40%	-	185	107,364	107,549	10.37%
Subtotal	9,764,799	1,589,715	530,066	11,884,580	34.61%	39,589	65,452	261,505	366,546	35.35%

	Overall monitoring
	Stage 1	Stage 2	Stage 3	Total	Percentage	Stage 1	Stage 2	Stage 3	Total ECL Allowance	Percentage
	MCh$	MCh$	MCh$	MCh$	%	MCh$	MCh$	MCh$	MCh$	%
Other Commercial	4,493,999	228,591	380,019	5,102,609	14.86%	40,943	44,315	193,268	278,526	26.86%
Mortgage	11,518,363	392,372	501,090	12,411,825	36.14%	25,065	8,441	79,016	112,522	10.85%
Consumer	4,439,163	236,595	265,121	4,940,879	14.39%	88,825	31,732	158,642	279,199	26.93%
Subtotal	20,451,525	857,558	1,146,230	22,455,313	65.39%	154,833	84,488	430,926	670,247	64.65%
Total	30,216,324	2,447,273	1,676,296	34,339,893	100.00%	194,422	149,940	692,431	1,036,793	100.00%

In relation to the credit quality of the investment portfolio, local regulations establish that banks are able to hold only local and foreign fixed–income securities except in certain cases. Additionally, Banco Santander-Chile has internal policies to ensure that only securities approved by the Market Risk department, which are stated in the documents “APS” – Products and underlying Approval, are acquired. The Credit Risk Department sets the exposure limits to those approved APS’s. The APS is updated on daily basis.

As of December 31, 2021, 99% our total investment portfolio corresponds to securities issued by the Chilean Central Bank and US treasury notes.

c.	Exposure at default

The exposure at default (EAD) represents the gross carrying amount of the financial instruments subject to the impairment calculation, addressing both the client’s ability to increase its exposure while approaching default and potential early repayments too.

To calculate the EAD for a Stage 1 loan, the Bank assesses the possible default events within 12 months for the calculation of the 12mECL. However, if a Stage 1 loan that is expected to default in the 12 months from the balance sheet date and is also expected to cure and subsequently default again, then all linked default events are taken into account. For Stage 2, Stage 3 the exposure at default is considered for events over the lifetime of the instruments.

d.	Loss given default

The credit risk assessment is based on a standardized LGD assessment framework that results in a certain LGD rate. These LGD rates take into account the expected EAD in comparison to the amount expected to be recovered or realized from any collateral held.

The Bank segments its retail lending products into smaller homogeneous portfolios (other commercial), based on key characteristics that are relevant to the estimation of future cash flows. The applied data is based on historically collected loss data and involves a wider set of transaction characteristics (i.e., product type, wider range of collateral types) as well as borrower characteristics.

Further recent data and forward-looking economic scenarios are used in order to determine the IFRS 9 LGD rate for each group of financial instruments. Under IFRS 9, LGD rates are estimated for the Stage 1, Stage 2, Stage 3 IFRS 9 segment of each asset class. The inputs for these LGD rates are estimated and, where possible, calibrated through back testing against recent recoveries. These are repeated for each economic scenario as appropriate.

e.	Significant increase in credit risk (SICR)

The Bank continuously monitors all assets subject to ECLs. In order to determine whether an instrument or a portfolio of instruments is subject to 12-month ECL or Lifetime ECL, the Bank assesses whether there has been a significant increase in credit risk since initial recognition.

The Bank also applies a secondary qualitative method for triggering a significant increase in credit risk for an asset, such as moving a customer/facility to the watch list (Special vigilance). The Bank may also consider that events explained in letter a) above are a significant increase in credit risk as opposed to a default. Regardless of the change in credit grades, if contractual payments are more than 30 days past due, the credit risk is deemed to have increased significantly since initial recognition.

When estimating ECLs on other loan basis for a group of similar assets (Mortgages, Consumer and other commercial loans), the Bank applies the same principles for assessing whether there has been a significant increase in credit risk since initial recognition.

Quantitative criteria for SICR Stage 2:

The quantitative criteria are used to identify where an exposure has increased in credit risk and it is applied based on whether an increase in the lifetime PD since the recognition date exceeds the threshold set in absolute terms. The following formula is used to determine such threshold:

Threshold = Lifetime PD (at reporting date) – Lifetime PD (at origination)

				Corporate
Mortgages	Other loans	Revolving (Credit cards)	Overall monitoring SME	Corporate SME	Middle market	Corporate and Investment Banking
39.57%	39.11%	15.73%	39.11%	22.69%	4.5%	Santander Group criteria

There is also a relative threshold of 100% of all portfolios with the exception of the Corporate and Investment Banking Portfolio.

Qualitative criteria for SICR Stage 2:

The qualitative criteria are based on the existence of evidence that leads to an automatic classification of financial instruments in stage 2, mainly 30 days overdue and restructured. Thresholds of SICR are calibrated based on the average ECL of exposures that are 30 days overdue or with a level of credit risk considered to be “significant”.

Corporate
Mortgages	Other loans	Revolving (Credit cards)	Overall monitoring SME	Corporate SME	Middle market	Corporate and Investment Banking
Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days	Irregular portfolio > 30 days
Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring	Restructured marked for monitoring
				Clients considered to be substandard or in incompliance (pre-legal action)	Clients considered to be substandard or in incompliance (pre-legal action)	Clients considered to be substandard or in incompliance (pre-legal action)

These thresholds are defined by the Model Committee and the Integral Risk Committee and are evaluated annually with updates made depending on impacts and definitions of the risk models associated to each portfolio.

As of December 31, 2021 and 2020, due to the continuing uncertainties caused by the new variants of the COVID-19 virus and according to our corporate guidelines, our management has decided not to modify the thresholds for SICR defined above.

f.	Measurement of expected credit losses

The Bank calculates the ECL allowance mainly through IFRS 9 models and using cash flow discounted methodology.

Expected credit losses are a probability-weighted estimate of credit losses over the expected life of the financial instrument.  A cash shortfall is the difference between the cash flows that are due to an entity in accordance with the contract and the cash flows that the entity expects to receive. Because expected credit losses consider the amount and timing of payments, a credit loss arises even if the entity expects to be paid in full but later than when contractually due.

For financial assets, a credit loss is the present value of the difference between: the contractual cash flows that are due under the contract; and the cash flows that the Bank expects to receive. For undrawn loan commitments, a credit loss is the present value of the difference between: the contractual cash flows that are due if the holder of the loan commitment draws down the loan; and the cash flows that the Bank expects to receive if the loan is drawn down.

For financial assets in the corporate portfolio that are (a) credit-impaired at the reporting date (classified in stage 3 with a PD equal to 100%), and (b) is individually significant, the Bank calculates allowance for expected credit losses on an individual basis by using a "Cash flow discounted Methodology". In this instance, the Bank measures the expected credit losses as the difference between the asset’s gross carrying amount and the present value of estimated future cash flows discounted at the financial asset’s original effective interest rate. Any adjustment is recognized in profit or loss as an impairment gain or loss. The following table sets up the allowance and exposure at default (EAD) of the loans that meet the two conditions:

	2021	2020
	MCh$	MCh$
Loans and account receivable	373,506	224,087
Allowance for ECL	87,418	119,537

As of December 31, 2021, the expected credit losses related to corporate commercial loans includes MCh$87,418 measured from cash flow discounted methodology (MCh$119,537 in 2020).

ECL allowance calculated on a collective basis:

Commercial loans (except for those described within the "ECL allowance calculated on an Individual basis" description aforementioned), mortgage loans and consumer loans are grouped and assessed on a collective basis by using a credit loss allowance model. The estimation of the collective basis expected credit loss allowance considers qualitative and quantitative information that may affect the changes in credit risk and the development of assumptions related to the probabilities of default and loss given default, including forward looking information, multi-factor analysis such as type of portfolio or transaction and macroeconomic factors.

As of December 31, 2021 the collective basis expected credit loss allowance was MCh$ 964,016 (MCh$ 917,256 in 2020) on total commercial, mortgage and consumer loans of MCh$ 36,155,556 (MCh$ 34,115,806 in 2020).

In April 2020, the Bank completed a calibration of parameters, resulting in an additional allowance for MCh$2,066, for ECLs based on reasonable and supportable information that is available to an entity without undue cost or effort.

As of December 31, 2021, the Bank has released the post-model adjustment (overlay) recorded at the end of 2020 (MCh$59,000), the overlay provision was booked in 2020 due to the uncertainty of the COVID-19 pandemic effects, and released in 2021 due to improvement on the macro economical forward-looking information and scenarios. However, the improvement in macro economical forward-looking information and scenarios generated an increase to provision of MCh$43,000.

g.	Corporate and Other loans (smaller commercial, mortgage and consumer) portfolio

In order to meet the objective of recognizing lifetime expected credit losses for significant increases in credit risk since initial recognition, it is necessary to group or sub-group financial instruments, even if evidence of such significant increases in credit risk at the individual instrument level is not yet available.

Considering to the aforementioned, the Bank evaluates on corporate basis, commercial loans for which prepares individual credit proposals, where it verifies debt servicing capacity (projected cash flow), client’s financial history, evidence of impairment and projections for economic sector. All proposals include an analysis of the client, a rating and a recommendation. For corporations, the evaluation includes subsidiaries and affiliates. Smaller commercial loans, mortgage loans and consumer loans are grouped into other homogeneous portfolios (mortgages, consumer and smaller commercial loans), based on a combination of instrument type, credit risk ratings, collateral type, date of initial recognition, remaining term to maturity, industry and others.

h.	Modified loans

When a loan measured at amortized cost has been renegotiated or modified but not derecognized, the Bank assesses whether the transaction should be treated as a modified asset or a derecognition. If the transaction does not result in derecognition the Bank must recognize the resulting gains or losses as the difference between the carrying amount of the original loans and modified contractual cash flows discounted using the EIR before modification.

If the modification results in derecognition, then the modified asset is a new asset.

	As of December 31, 2021				As of December 31, 2020
	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Gross carrying amount	32,664,056	2,190,877	1,674,129	36,529,062	30,216,324	2,447,273	1,676,296	34,339,893
Modified loans	-	811,318	889,571	1,700,889	-	799,572	886,021	1,685,593
%	-	37.03%	53.14%	4.66%	-	36.67%	52.86%	4,91%

ECL allowance	239,973	166,914	644,547	1,051,434	194,422	149,940	692,431	1,036,793
Modified loans	-	58,651	357,183	415,744		33,118	409,485	442,603
%	-	35.08%	55.42%	39.54%		22.09%	59.14%	42.69%

i.	COVID-19 support measures

For 2021, the Bank continued granting loans under government guarantees program. In fact, in February 2021, the government approved the FOGAPE 2.0 – or FOGAPE Reactiva - program. The maximum rate was set at a monthly rate of TPM (overnight rate) plus 0.6%, implying an annual rate of 7.2%. The focus was to provide loans for SMEs to encourage investment and not only for working capital. These loans can be granted until December 31, 2021.

For the 2020, the Bank provided payment holidays and loans granted by government (Fogape Loans). The payment holiday program granted to our consumer 3-month grace periods, modified terms and installments, and allowed modified interest rate to the current market lower rate in 2020. These amendments were considered a substantial modification of the original contractual terms and conditions. The 3-month installment deferred were added after the original maturity of the loan and recognized as new financial assets. In line with our internal guide, these modifications are classified as modifications for commercial reasons, because they are not attributable to the financial difficulty of the debtor, and a new loan operation has been originated under current market conditions.

For mortgage loan portfolio, original contractual conditions were not modified, instead, the clients signed an addendum for the postponed installments, and a complementary operation was generated, with the mortgage guarantee covering both operations. Neither the monthly installments nor the rates were modified. This relief was granted only to clients with less than 30 days past due, and we observed that our clients are meeting their obligations properly. In line with our internal guide, these modifications granted to customers with no past due days, and were classified as modifications for commercial reasons, meanwhile clients with any past due or that have had some restructuring (marked special risk), were classified as modifications for financial difficulty of the debtor, and the Bank has calculated the difference between the gross carrying amount and the present value of the modified loans discounted at the original effective interest rate. The amount was not material to the Bank.

The summary of the support relief measures is as follows:

COVID-19 measures	As of December 31, 2021	As of December 31, 2020
	MCh$	MCh$
Fogape loans	1,331,940	2,076,119
Fogape Reactiva	876,698	-
Payment holiday	7,877,036	9,098,028
Payment holiday – current	104	734,986
Payment holiday - expired	7,876,932	8,363,042

The payment holiday mainly granted mortgage loan agreements, and postponed monthly installment which comprises principal, interest, inflation and related insurances. The following table show residual maturity of payment holidays that have not expired as of December 31, 2021:

		<= 6 months	<= 12 months	<= 2 years	> 2 year <= 5 year
	MCh$	MCh$	MCh$	MCh$	MCh$
Payment holiday – current	104	46	10	48	-

From the expired payment holidays, MCh$7,667,563 has been paid, which represent the 97%, evidencing a good payment behavior of our clients. The expired payment holidays by stage are as follows:

		Stage 1	Stage 2	Stage 3
	MCh$	MCh$	MCh$	MCh$
Payment holiday – expired	7,876,932	7,338,640	295,415	242,877

j.	Macro economical forward-looking information and scenarios

The annual growth forecasts for the most relevant macroeconomic variables for each of our scenarios are as follows:

	Average estimates 2021 - 2022
	Unfavorable scenario 2	Unfavorable scenario 1	Base scenario	Favorable scenario 1	Favorable scenario 2
Official interest rate	0.8%	1.7%	2.9%	4.0%	4.9%
Unemployment rate	10.7%	9.8%	8.6%	7.4%	6.5%
Housing Price growth	0.2%	1,6%	3.5%	5.5%	6.9%
GDP growth	(2.1)%	(0.5)%	1.5%	3.5%	5.0%
Consumer Price Index	5.2%	7.4%	10.2%	13.4%	15.6%

The highest probability of occurrence is associated to the base scenario, while the extreme scenarios have a lower probability than the more moderate scenarios.

The methodology used for the generation of the local scenarios is based on the Methodology Framework of the Corporate Research Service and is applied to the loan portfolio with the exception of loans from the Corporate and Investment Banking segment which uses global scenarios as defined by the Santander Group. The probabilities for the scenarios must total 100% and be symmetrical.

Local scenario		Global scenario
	Probability weighting		Probability weighting
Favorable scenario 2	10%	Favorable scenario 1	10%
Favorable scenario 1	15%	Base scenario	20%
Base scenario	50%	Unfavorable scenario 1	70%
Unfavorable scenario 1	15%
Unfavorable scenario 2	10%

The ECL allowance sensibility to future macro-economic conditions is as follows:

	As of December 31,
	2021	2020
	MCh$	MCh$
Reported ECL allowance	1,051,702	1,038,147
Gross carrying amount	36,628,705	34,410,578
Reported ECL Coverage	2.87%	3.02%
ECL amount by scenarios
Favorable scenarios 2	926,695	876,654
Favorable scenarios 1	994,883	930,044
Base scenarios	1,061,809	981,671
Unfavorable scenarios 2	1,144,741	1,047,127
Unfavorable scenarios 2	1,204,015	1,083,371
Coverage ratio by scenarios
Favorable scenarios 2	2.55%	2.55%
Favorable scenarios 1	2.71%	2.71%
Base scenarios	3.05%	2.86%
Unfavorable scenarios 2	2.86%	3.05%
Unfavorable scenarios 2	3.15%	3.15%

During the 2021, the Bank has updated the macro-economical scenarios, and for hence, the post-model adjustment (overlays) established for 2020 were released in the second half of 2021.

k.	Analysis of risk concentration

The following table shows the risk concentration by industry, and by stage before ECL allowance of loans and account receivable at amortized cost:

	As of December 31,
	2021				2020
	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Commercial loans
Agriculture and livestock	490,225	159,158	54,863	704,247	555,132	103,388	59,473	717,993
Fruit cultivation	483,684	156,621	32,564	672,869	469,663	130,163	28,044	627,870
Forest	142,705	23,292	12,288	178,285	141,892	23,463	13,820	179,175
Fishing	244,555	22,209	4,519	271,283	209,182	20,128	4,842	234,152
Mining	202,599	6,683	6,067	215,348	265,195	161,631	6,789	433,615
Oil and natural gas	89,635	-	16	89,651	2,672	-	18	2,690
Manufacturing Industry:
Food, beverages and tobacco	326,347	22,769	14,990	364,107	261,746	40,081	14,633	316,460
Textile, leather and footwear	84,338	10,629	6,641	101,608	80,461	17,317	6,996	104,774
Wood and furniture	83,337	4,957	6,036	94,330	75,459	5,779	9,317	90,555
Cellulose, paper and printing	57,520	10,195	5,459	73,173	65,748	10,531	4,315	80,594
Chemicals and petroleum derivatives	142,581	5,804	790	149,175	124,596	12,339	1,206	138,141
Metallic, non-metallic, machinery, or other	471,646	15,420	15,055	502,121	572,210	44,314	31,173	647,697
Other manufacturing industries	221,399	21,643	15,491	258,533
Electricity, gas, and wáter	650,654	37,948	6,868	695,470	347,177	27,848	6,559	381,584
Home building	242,787	22,373	16,746	281,906	221,819	20,123	15,649	257,591
Non-residential construction	587,446	55,120	45,890	688,456	589,988	41,705	70,085	701,778
Wholesale trade	1,538,052	182,403	120,680	1,841,135	1,351,873	220,092	148,888	1,720,853
Retail trade, restaurants and hotels	1,182,087	124,861	87,689	1,394,637	1,180,632	170,255	88,719	1,439,606
Transport and storage	626,278	123,778	32,195	782,251	621,901	97,624	58,076	777,601
Telecommunications	294,247	21,488	6,392	322,127	294,957	28,433	7,725	331,115
Financial services	891,411	3,478	3,576	898,465	578,543	2,972	3,770	585,285
Real estate services	2,245,893	201,914	148,774	2,596,581	2,549,770	223,884	89,684	2,863,338
Social services and other community services	3,794,435	411,783	271,665	4,477,883	3,698,182	416,236	240,304	4,354,722
Subtotal	15,093,862	1,644,526	915,253	17,653,641	14,258,798	1,818,306	910,085	16,987,189
Mortgage loans	12,966,599	367,838	541,737	13,876,174	11,518,363	392,372	501,090	12,411,825
Consumer loans	4,603,595	178,513	217,139	4,999,247	4,439,163	236,595	265,121	4,940,879
Total	32,664,056	2,190,877	1,674,129	36,529,062	30,216,324	2,447,273	1,676,296	34,339,893

l.	Collateral and other credit enhancement

Banco Santander controls the credit risk using collateral in its operations. Each business unit is responsible for credit risk management and formalizes the use of collateral in its lending policies. Guidelines are in place covering the acceptability and valuation of each type of collateral.

Banco Santander uses guarantees in order to increase their resilience in the subject to credit risk operation. The guarantees can be used fiduciary, real, legal structures with power mitigation and compensation agreements. The Bank periodically reviews its policy guarantees by technical parameters, normative and also its historical basis, to determine whether the guarantee is legally valid and enforceable.

Credit limits are continually monitored and changed in customer behavior function. Thus, the potential loss values represent a fraction of the amount available.

Collateral refers to the assets pledged by the customer or a third party to secure the performance of an obligation. The main type of collateral obtained are the following:

●	For securities lending and reverse repurchase transactions, cash or securities
●	For corporate and small business lending, charges over real estate properties, inventory and trade receivables and, in special circumstances, government guarantees
●	For retail lending, mortgages over residential properties

The following table show the maximum exposure to credit risk by class of financial asset, associated collateral and the net exposure to credit risk:

	As of December 31,
	2021				2020
	Maximum exposure to credit risk	Collateral	Net exposure	Associated ECL	Maximum exposure to credit risk	Collateral	Net exposure	Associated ECL
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Commercial loans	17,724,326	10,171,168	7,553,158	602,011	17,057,874	9,887,154	7,170,720	646,426
Mortgage loans	13,876,174	13,331,941	544,233	143,658	12,411,825	11,931,235	480,590	112,522
Consumer Loans	4,999,247	619,624	4,379,623	304,411	4,940,879	653,066	4,287,813	279,199
Total	36,599,747	24,122,733	12,477,014	1,050,080	34,410,578	22,471,455	11,939,123	1,038,147

(*) Includes Loans and account receivable at FVOCI

One very important example of financial collateral is the collateral agreement. Collateral agreements comprise a set of highly liquid instruments with a certain economic value that are deposited or transferred by a counterparty in favor of another party in order to guarantee or reduce any counterparty credit risk that might arise from the portfolios of derivative transactions between the parties in which there is exposure to risk.

Collateral agreements vary in nature but, whichever the specific form of collateralization may be, the ultimate aim, as with the netting technique, is to reduce counterparty risk.

Transactions subject to a collateral agreement are assessed periodically (normally on a daily basis). The agreed-upon parameters defined in the agreement are applied to the net balance arising from these assessments, from which the collateral amount (normally cash or securities) payable to or receivable from the counterparty is obtained.

For real estate collateral periodic re-appraisal processes are in place, based on the actual market values for the different types of real estate, which meet all the requirements established by the regulator.

Specifically, mortgage loans are secured by a real property mortgage, and threshold mitigate counterparty credit risk of derivative instruments.

Personal guarantees and credit derivatives

Personal guarantees are guarantees that make a third party liable for another party’s obligations to the Bank. They include, for example, security deposits and standby letters of credit. Only guarantees provided by third parties that meet the minimum requirements established by the supervisor can be recognized for capital calculation purposes.

Credit derivatives are financial instruments whose main purpose is to hedge credit risk by buying protection from a third party, whereby the Bank transfers the risk of the issuer of the underlying instrument. Credit derivatives are OTC instruments, i.e. they are not traded in organized markets.

Credit derivative hedges, mainly credit default swaps, are entered into with leading financial institutions. According to the Bank’s policy when an asset (real state) is repossessed are transferred to assets held for sale at their fair value less cost to sell as non-financial assets at the repossession date (assets received in lieu of payments).

Assets Received in Lieu of Payment

Assets received or awarded in lieu of payment of loans and accounts receivable from clients are recognized at their fair value (as determined by an independent appraisal). The excess of the outstanding loan balance over the fair value is charged to net income for the period, under “Provision for loan losses”. Any excess of the fair value over the outstanding loan balance, less costs to sell of the collateral, is returned to the client. These assets are subsequently adjusted to their net realizable value less cost to sale (assuming a forced sale).

At December 31, 2021, assets received or awarded in lieu of payment amounted to Ch$27,415 million (gross amount: Ch$27,821 million; allowance: Ch$403 million). At December 31, 2020, assets received or awarded in lieu of payment amounted to Ch$31,447 million (gross amount: Ch$32,643 million; allowance: Ch$1,196 million).

m.	Maximum exposure to credit risk

Financial assets and off-balance sheet commitments

For financial assets recognized in the Consolidated Statements of Financial Position, maximum credit risk exposure equals their carrying value. Below is the distribution by financial asset and off-balance sheet commitments of the Bank’s maximum exposure to credit risk as of December 31, 2021 and 2020, without deduction of collateral, security interests or credit improvements received:

		As of December 31,
		2021	2020
		Amount of exposure	Amount of exposure
	Note	MCh$	MCh$
Deposits in banks	4	1,998,236	2,137,891
Cash items in process of collection	4	390,271	452,963
Financial derivative contracts	7	10,123,607	9,032,085
Financial assets held for trading	5	73,347	133,718
Loans and account receivable at amortized cost / Loans and account receivable at FVOCI	8/ 10	35,577,003	33,372,431
Debt instrument at fair value through other comprehensive income	11	5,803,139	7,162,542
Debt instruments at amortized cost	9	4,691,730	-
Off-balance commitments:
Letters of credit issued		323,531	165,119
Foreign letters of credit confirmed		53,777	82,779
Performance guarantees		1,390,410	1,090,643
Available credit lines		8,986,535	8,391,414
Personal guarantees		579,051	441,508
Other irrevocable credit commitments		265,517	406,234
Total		70,256,154	62,869,327

Foreign derivative contracts

As of December 31, 2021, the Bank’s foreign exposure -including counterparty risk in the derivative instruments’ portfolio- was USD 2,639 million or 1.58% of its assets. In the table below, exposure to derivative instruments is calculated by using the equivalent credit risk; which equals the replacement carrying amount plus the maximum potential value, considering the cash collateral that minimizes exposure.

Below, there are additional details regarding our exposure for those countries classified above 1 and represents our majority of exposure to categories other than 1, as of December 31, 2021, considering fair value of derivative instruments.

Country	Classification	Derivative Instruments (adjusted to market)	Deposits	Loans	Financial investments	Total Exposure
		US$ millions
China	2	8.94	-	-	-	8,94
Italy	2	-	1.99	0.13	-	2.12
Mexico	2	3.30	0.03	-	-	3.33
Panama	2	1.84	-	-	-	1.84
Peru	2	0.13	-	-	-	0.13
Uruguay	2	-	-	0.06	-	0.06
Total		14.21	2.02	0.19	-	16.42

Our exposure to the group is as follows:

Counterpart	Country	Classification	Derivative instruments (market adjusted)	Deposits MUSD	Loans MUSD	Financial Investments MUSD	Exposure MUSD
			US$ millions
Banco Santander Hong Kong	Hong Kong	2	-	8.93			8.93
Banco Santander Mexico	Mexico	2	3.30	-	-	-	3.30
Banco Santander EEUU	EEUU	1	2.53	1,000	-	-	1002.53
Banco Santander España	Spain	1	146.88	230.05	-	-	376.93

The total amount of this exposure to derivative instruments must be compensated daily with collateral and, therefore, there is no credit exposure.

As of December 31, 2021, we had no applicable sovereign exposure, no unfunded exposure, no credit default protection and no current developments.

Security interests and credit improvements

The maximum exposure to credit risk is reduced in some cases by security interests, credit improvements, and other actions which mitigate the Bank’s exposure. Based on the foregoing, the creation of security interests are a necessary but not a sufficient condition for granting a loan; accordingly, the Bank’s acceptance of risks requires the verification of other variables and parameters, such as the ability to pay or generate funds in order to mitigate the risk being taken on.

The procedures used for the valuation of security interests utilize the prevailing market practices, which provide for the use of appraisals for mortgage securities, market prices for stock securities, fair value of the participating interest for investment funds, etc. All security interests received must be instrumented properly and registered on the relevant register, as well as have the approval of legal divisions of the Bank.

The risk management model includes assessing the existence of adequate and sufficient guarantees that allow recovering the credit when the debtor’s circumstances prevent them from fulfilling their obligations.

The Bank has classification tools that allow it to group the credit quality of transactions or customers. Additionally, the Bank has historical databases that keep this internally generated information to study how this probability varies. Classification tools vary according to the analyzed customer (commercial, consumer, SMEs, etc.).

Below is the detail of security interests, collateral, or credit improvements provided to the Bank as of December 31, 2021 and 2020:

	As of December 31,
	2021	2020
	MCh$	MCh$
Non-impaired financial assets:
Properties/mortgages	27,013,636	25,424,161
Investments and others	1,813,714	2,306,062
Impaired financial assets:
Properties/ mortgages	1,715,628	1,548,568
Investments and others	69,083	65,668
Total	30,612,061	29,344,459

Credit risk mitigation techniques

The Bank applies various methods of reducing credit risk, depending on the type of customer and product. As we shall see, some of these methods are specific to a particular type of transaction (i.e., real estate guarantees) while others apply to groups of transactions (i.e., netting and collateral arrangements).

Liquidity risk

Liquidity risk is the risk that the Bank may have difficulty meeting the obligations associated with its financial obligations.

Liquidity risk management

The Bank is exposed on a daily basis to requirements for cash funds from various banking activities, such as wires from checking accounts, fixed-term deposit payments, guarantee payments, disbursements on derivatives transactions, etc. As typical in the banking industry, the Bank does not hold cash funds to cover the balance of all the positions, as experience shows that only a minimum level of these funds will be withdrawn, which can be accurately predicted with a high degree of certainty.

The Bank’s approach to liquidity management is to ensure-- whenever possible--to have enough liquidity on hand to fulfill its obligations at maturity, in both normal and stressed conditions, without entering into unacceptable debts or risking the Bank’s reputation. The Board establishes limits on the minimal part of available funds close to maturity to fulfill payments as well as over a minimum level of interbank operations and other loan facilities that should be available to cover transfers at unexpected demand levels. This is constantly reviewed. Additionally, the Bank must comply with the regulation limits established by the FMC for maturity mismatches.

These limits affect the mismatches of future flows of income and expenditures of the Bank on an individual basis. They are:

i.	mismatches of up to 30 days for all currencies, up to the amount of basic capital
ii.	mismatches of up to 30 days for foreign currencies, up to the amount of basic capital
iii.	mismatches of up to 90 days for all currencies, twice the basic capital

The Financial Management Division receives information from all the business units on the liquidity profile of their financial assets and liabilities, as well as breakdowns of other projected cash flows stemming from future businesses. On the basis of that information, the Financial Management Division maintains a portfolio of liquid short–term assets, comprised mainly of liquid investments, loans and advances to other banks, to make sure the Bank has sufficient liquidity. The business units’ liquidity needs are met through short–term transfers from the Financial Management Division to cover any short–term fluctuations and long–term financing to address all the structural liquidity requirements.

The Bank monitors its liquidity position every day, determining the future flows of its outlays and revenues. In addition, stress tests are performed at the close of each month, for which a variety of scenarios encompassing both normal market conditions and conditions of market fluctuation are used. The liquidity policy and procedures are subject to review and approval by the Bank’s Board. Periodic reports are generated by the Market Risk Department, providing a breakdown of the liquidity position of the Bank and its subsidiaries, including any exceptions and the corrective measures adopted, which are regularly submitted to the ALCO for review.

The Bank relies on demand deposits from Retail, Middle-Market and Corporates, obligations to banks (including the Central Bank), debt instruments, and time deposits as its main sources of funding. Although most obligations to banks, debt instruments and time deposits mature in over a year, customer (retail) and institutional deposits tend to have shorter maturities and a large proportion of them are payable within 90 days. The short–term nature of these deposits increases the Bank’s liquidity risk, and hence, the Bank actively manages this risk by continual supervision of the market trends and price management.

Liquidity risk management seeks to ensure that, even under adverse conditions, we have access to the funds necessary to cover client needs, maturing liabilities and capital requirements. Liquidity risk arises in the general funding for our financing, trading and investment activities. It includes the risk of unexpected increases in the cost of funding the portfolio of assets at appropriate maturities and rates, the risk of being unable to liquidate a position in a timely manner at a reasonable price and the risk that we will be required to repay liabilities earlier than anticipated.

The following table sets forth the balance of our liquidity portfolio managed by our Financial Management Division in the manner in which it is presented to the Asset and Liability Committee (ALCO) and the Board. The ALCO now uses as its liquidity portfolio those defined by the FMC and the Chilean Central Bank, which are in line with those established in BIS III. As of December 31, 2021 and 2020, the breakdown of the Bank’s liquid assets by levels was the following:

	As of December 31,
	2021	2020
	MCh$	MCh$
Balance as of:
Cash and cash equivalent	1,106,152	988,320
Level 1 liquid assets (1)	1,223,824	2,490,810
Level 2 liquid assets (2)	9,792	12,681
Total liquid assets	2,339,768	3,491,811

(1)	Includes available balances held in the Central Bank of Chile, financial instruments issued by the Chilean Treasury or Central Bank and other financial instruments issued or guaranteed by States, multilateral development banks or foreign central banks that have a first-class rating. Collateral under the FCIC funding program with the Central Bank of Chile and technical reserves in the Central Bank are not included
(2)	Includes instruments issued by governments, central banks and development banks of foreign countries with a risk rating of A- to AA+ and mortgage bonds issued by Chilean banks that are acceptable at the Chilean Central Bank’s repo window.

Central Bank of Chile liquidity measures during the pandemic

In response to the COVID-19 pandemic, the Chilean Central Bank established two credit lines for banks to reinforce their liquidity: The first is the Credit Facility Conditioned to Increase of Loans (FCIC1), whose objective was for banks to continue financing households and companies’ loans. The FCIC1 amounted to US$24 billion for the whole banking system and have maturities of up to 4 years and must be secured by government bonds, corporate bonds or highly rated large commercial loans as collateral. The FCIC2 amounted US$16 billion and was available only for banks who must have previously drawn upon FCIC1. The FCIC3 was announced in January 2021 and amounted to US$10 billion. The second credit line was the Liquidity Credit line (LCL) and it was an unsecured loan facility that had maturities of up to 2 years. In addition, the LCL was limited to the aggregate amount of the liquidity reserve requirements of each bank. As of December 31, 2021, and 2020, we had borrowed Ch$5,611,439 and Ch$4,959,260, respectively, under these lines of credit.

Exposure to liquidity risk

A similar, but not identical, measure is the calculation used to measure the Bank´s liquidity limit as established by the FMC. The Bank determines a mismatch percentage for purposes of calculating such liquidity limit which is calculated by dividing its benefits (assets) by its obligations (liabilities) according to maturity based on estimated repricing. The mismatch amount permitted for the 30 day and under period is 1-time regulatory capital and for the 90 day and under period – 2 times regulatory capital.

The following table displays the actual derived percentages as calculated per above:

	As of December 31,
	2021%	2020%
30 days	1	30
30 days foreign currency	2	15
90 days	2	32

The maturity of financial assets and liabilities, and other commercial commitments (including accrued interest) is as follows:

As of December 31,	Demand	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Total
2021	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Maturity of financial assets (Note N°20)	5,454,325	5,010,170	2,013,914	5,287,477	7,905,288	7,477,525	29,432,968	62,581,667
Maturity of financial liabilities (Note N°20)	(19,625,676)	(5,720,212)	(3,886,855)	(6,075,164)	(10,533,015)	(4,737,817)	(7,195,087)	(57,773,826)
Net maturity financial assets/(liabilities)	(14,171,351)	(710,042)	(1,872,941)	(787,687)	(2,627,727)	2,739,708	22,237,881	4,807,841
Other Commercial Commitments
Pledges and other commercial commitments	-	(29,336)	(44,479)	(442,801)	(52,665)	(798)	(8,972)	(579,051)
Confirmed foreign letters of credit	-	(29,379)	(20,199)	(4,199)	-	-	-	(53,777)
Letters of credit issued	-	(77,679)	(156,045)	(89,794)	(13)	-	-	(323,531)
Performance guarantee	-	(93,792)	(178,894)	(649,643)	(423,555)	(37,463)	(7,063)	(1,390,410)
Net maturity including commitments	(14,171,351)	(940,228)	(2,272,558)	(1,974,124)	(3,103,960)	2,701,447	22,221,846	2,461,072

As of December 31,	Demand	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Total
2020	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Maturity of financial assets (Note N°20)	4,034,824	2,639,165	1,848,268	4,655,603	5,589,111	4,399,179	31,437,931	54,604,081
Maturity of financial liabilities (Note N°20)	(15,867,957)	(7,821,474)	(4,029,845)	(3,589,747)	(4,714,324)	(8,142,738)	(6,817,582)	(50,983,667)
Net maturity financial assets/(liabilities)	(11,833,133)	(5,182,309)	(2,181,577)	1,065,856	874,787	(3,743,559)	24,620,349	3,620,414
Other Commercial Commitments
Pledges and other commercial commitments	-	(33,588)	(29,958)	(367,164)	(10,798)	-	-	(441,508)
Confirmed foreign letters of credit	-	(18,247)	(48,056)	(16,163)	(313)	-	-	(82,779)
Letters of credit issued	-	(42,089)	(83,764)	(36,201)	(3,065)	-	-	(165,119)
Performance guarantee	-	(114,653)	(181,399)	(437,835)	(303,165)	(46,971)	(6,620)	(1,090,643)
Net maturity including commitments	(11,833,133)	(5,390,886)	(2,524,754)	208,493	557,446	(3,790,530)	24,613,729	1,840,365

Operational risk

The Bank defines operational risk as the risk of losses arising from defects or failures in its internal processes, people, systems or external events, thus covering risk categories such as fraud, technological, cyber, legal and conduct risk.

Operational risk is inherent to all products, activities, processes and systems and is generated in all business and support areas. For this reason, all employees are responsible for managing and controlling the operational risks generated in their sphere of action. The Bank’s goal in terms of operational risk management and control is focused on identifying, evaluating and mitigating sources of risk, regardless of whether they have materialized or not. The analysis of operational risk exposure contributes to the establishment of risk management priorities.

Operational risk governance

The risk management program contemplates that all relevant risk issues must be reported to the Board of Directors, the Integral Risk

Committee and the Non-Financial Risk Committee.

Risk identification, measurement and assessment model

A series of quantitative and qualitative techniques and tools have been defined by the Bank to identify, measure and assess operational risk. The quantitative analysis of this risk assessment is carried out mainly with tools that record and quantify the level of potential losses associated with operational risk events. The qualitative analysis seeks to assess aspects of exposure and hedging (including the control environment). The most important operational risk tools used by the Bank are an internal events database, operational risk control self-assessment, analysis of operational risk scenarios, appetite of corporate and local indicators, internal audit and regulatory recommendations, among others.

Operational risk management

To accomplish our operational risk objectives, we have established a risk model based on three lines of defense, with the objective of continuously improving and developing our management and control of operational risks. The defense lines consist of: (i) the business and support areas (first line of defense), responsible for managing the risks related to their processes; (ii) the non-financial risk area (second line of defense), in charge of supporting the first line of defense in relation to the fulfillment of its direct responsibilities and; (iii) the internal audit function (third line of defense) responsible for verifying, independently and periodically, the adequacy of the risk identification and management processes and procedures, in accordance with the guidelines established in the Internal Audit Policy and submitting the results of its recommendations for improvement to the Audit Committee.

Our methodology consists of the evaluation of the risks and controls of a business from a broad perspective and includes a plan to monitor the effectiveness of such controls and the identification of eventual weaknesses. The main objectives of the Bank and its subsidiaries in terms of operational risk management are the following:

•	Identify, evaluate, inform, manage and monitor the operational risk in connection with activities, products, and processes carried out or commercialized by the Bank and its subsidiaries;
•	Build a strong culture of operational risk management and internal controls, with clearly defined and adequately segregated responsibilities between business and support functions, whether these are internally-developed or outsourced to third parties;
•	Generate effective internal reports in connection with issues related to operational risk management, with a clearly defined escalation protocol; and
•	Control the design and application of effective plans to deal with contingencies that ensure business continuity and losses control.

Cyber-security and data security plans

The Bank continuously monitors cyber-security risks and has implemented preventative measures to be prepared for any attack of this kind. The Bank has evolved its internal cyber-security model to reflect international standards, incorporating concepts which can be used to assess the degree of maturity in deployment. Based on this assessment model, individual in-situ analyses have been carried out to identify deficiencies and steps to remedy any such deficiencies have been identified in our cyber-security defense plans.

The Bank has a Cybersecurity Framework which defines the governance and policies on preventing and confronting cybercrime. The Chief of Cybersecurity or CISO (Chief Information Security Officer) has been defined as the officer responsible for cybersecurity, a function performed by the Manager of Technology and Operational Risk. Embedded in the Bank’s Technology and Operations division is the Cyber and Technology Risk Department, which is the front line of defense against cyber-security threats and data security. In addition, the Non-Financial Risk Department through the Cyber Risk (a specialized area) enforces the policies and controls that the different areas must follow regarding technology and cyber-security risks. In turn, there is a group of supervisory bodies that include the Cybersecurity Committee, the Non-Financial Risk Committee, the Chief Executive Officer’s Management Committee and the Board’s Integral Risk Committee. We also coordinate with Santander Spain’s headquarters and units in other countries regarding strategy, best practices and experience-sharing.

All this architecture has been created with the aim of identifying cyber risks, the development of a culture and education in cybersecurity, the creation of cyber scenarios to anticipate potential threats, and the fulfillment of the regulatory framework set by the authorities.

Finally, the intelligence and analysis function has also been reinforced by contracting a threat-monitoring service, and progress has been made in the incident registration, notification and escalation mechanisms for internal reporting and reporting to supervisors. In addition, observation and analytical assessment of the events in the sector and in other industries enable us to update and adapt our models for emerging threats.

During 2021 we completed the 4th year of the Global Cybersecurity Transformation Plan that has allowed us to reach advanced levels of maturity in cybersecurity.

During 2021, the Bank did not face a material loss due to cybersecurity breaches. However, even though we have thorough cybersecurity practices and governance in place, we cannot assure that in the future a material adverse event will not occur.

Operational risk management during the COVID-19 pandemic

Overall, the pandemic situation has resulted in increased exposure to inherent operational risk, although the Bank has established greater oversight over controls in order to maintain pre-COVID-19 operational risk levels, in addition to reinforce existing ones. The risk of transaction processing increases due to the volume of new loans and multiple changes in existing portfolios resulting from payment holidays and the FOGAPE program. Transactional volume also increased due to public assistance programs and the rise in the number of checking accounts and volumes as more clients searched for digital payment solutions. Close monitoring has been carried out on the following aspects:

●	Business continuity plans to effectively to support our employees, customers and businesses.
●	The scenario of the pandemic and remote work has a direct impact on the field of cyber threats and their associated risks as more employees work from home. We have strengthened patching, navigation control, data protection and other controls.
●	Increase in technological support to ensure adequate customer service and the correct provision of services, especially in online banking and call centers.
●	The risk of transaction processing increases due to the volume of new loans and multiple changes in existing portfolios resulting from public assistance programs and internal policies.

The following table summarizes our net losses from operational risks in 2021 compared to 2020.

	As of December 31,
Net losses from operational risks	2021	2020
Fraud	977	4,703
Labor related	3,215	443
Client / product related	13	250
Damage to fixed assets	228	(2,592)
Business continuity / Systems	144	1,570
Processing	8,251	3,992
Total	12,828	8,366

Capital risk

The Bank defines capital risk as the risk that the Bank or any of its companies may have an insufficient amount and/or quality of capital to: meet the minimum regulatory requirements in order to operate as a bank; respond to market expectations regarding its creditworthiness; and support its business growth and any strategic possibilities that might arise, in accordance with its strategic plan.

The objectives in this connection include most notably:

●	To meet the internal capital and capital adequacy targets
●	To meet the regulatory requirements
●	To align the Bank’s strategic plan with the capital expectations of external agents (rating agencies, shareholders and investors, customers, supervisors, etc.)
●	To support the growth of the businesses and any strategic opportunities that may arise

The Bank has a capital adequacy position that surpasses the levels required by regulations.

Capital management seeks to optimize value creation at the Bank an at its different business segment. The Bank continuously evaluates it risk-return ratios through its basic capital, effective net equity, economic capital and return on equity. With regard to capital adequacy, the Banks conducts its internal process based on the FMC standards which are based on Basel Capital Accord (Basel I), Economic capital is the capital required to support all the risk of the business activity with a given solvency level.

Capital is managed according to the risk environment, the economic performance of Chile and the business cycle, Board may modify our current equity policies to address changes in the mentioned risk environment,

Minimum Capital

Under the General Banking Law, a bank is required to have a minimum of UF800,000 (approximately Ch$24,793 million or USD$29 million as of December 31, 2021) of paid-in capital and reserves, calculated in accordance with Chilean GAAP.

Capital adequacy requirement

Chilean banks are required by the General Banking Law to maintain regulatory capital of at least 8% of risk-weighted assets, net of required loan loss allowance and deductions, and paid-in capital and reserves (“basic capital”) of at least 3% of total assets, net of required loan loss allowances. Regulatory capital and basic capital are calculated based on the consolidated financial statements prepared in accordance with the Compendium of Accounting Standards issued by the FMC the Chilean regulatory agency. As we are the result of the merger between two predecessors with a relevant market share in the Chilean market, we are currently required to maintain a minimum regulatory capital to risk-weighted assets ratio of 11%. As of December 31, 2021, the ratio of our regulatory capital to risk-weighted assets, net of loan loss allowance and deductions under BIS I, was 14.49% and our core capital ratio was 5.72%.

Regulatory capital is defined as the aggregate of:

●	a bank’s paid-in capital and reserves, excluding capital attributable to subsidiaries and foreign branches or basic capital;
●	its subordinated bonds, valued at their placement price (but decreasing by 20.0% for each year during the period commencing six years prior to maturity), for an amount up to 50.0% of its basic capital; and
●	its voluntary allowances for loan losses for an amount of up to 1.25% of risk weighted-assets,

The levels of basic capital and effective net equity at the close of each period are as follows:

			Ratio
	As of December 31,		As of December 31,
	2021	2020	2021	2020
	MCh$	MCh$	%	%
Basic capital	3,400,220	3,567,916	5.72	6.69
Regulatory capital	5,184,363	5,143,843	14.49	15.37

Basel III Implementation in Chile

The new General Banking Law (updated through Law 21.130) defines general guidelines to establish a capital adequacy system in line with the international standards of Basel III, giving the FMC the power to dictate the capital framework in a prudential way through regulations. In particular, the FMC has been empowered, with the prior favorable agreement of the Central Bank of Chile, to define through regulation, the new methodologies for calculating credit, market and operational risk weighted assets; the condition for hybrid instruments AT1, and the determination and capital charges for banks of local systemic importance. It also introduced the conservation and counter-cyclical buffers and expanded the FMC’s powers to make prudential discounts to regulatory capital and additional requirements, including higher capital, from banks that show deficiencies in the supervisory evaluation process (Pillar 2). The implementation of Basel III makes possible to focus risk management towards more comprehensive vision of them, with a focus on capital adequacy.

The FMC completed the process of issuance of regulatory capital framework of Basel III at the end of 2020. However, the FMC in coordination with the Central Bank of Chile and in line with the measures adopted by international regulators has decided to postpone the implementation of the APR calculation for one year (until December 2021). Additionally, it has disposed to advance a capital mitigation mechanism to facilitate the development of the debt agreement market (Credit Risk Weighted Assets) and complements a similar treatment of government guarantees granted by the FMC. In the case of Pillar 3, implementation was postponed until 2023.

The Bank is working in the implementation of these capital regulations through a multidisciplinary team, which are performing the exercises and required developments, including the implementation of the required files designed by the FMC in accordance with a gradual implementation (2021- 2025 implementation scheme). As of December 31, 2021, the Bank was required to calculate the Common Equity Tier 1 capital and Regulatory capital under Basel III is as follows:

	As of December 31, 2021
	MCh$	%

Common Equity Tier 1 capital (CET1)	3,494,580	5.73
Regulatory capital	5,776.831	15.86